SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 8, 2001


                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851


                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765


                            Telephone: (203) 846-2274
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Item 5.  Other Events.
         ------------

The Registrant announced on June 6, 2001 that it has signed a letter of intent preparatory to entering into a final definitive agreement for the formation of a joint venture limited liability company (Studio Mouse LLC) with The Chart Studio (Pty.) Ltd., a privately held South African company. See attached Exhibits 1 and 2.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits.

         1. Press release of the Registrant, dated June 6, 2001.

         2. Heads of agreement, dated June 5, 2001, among Trudy Corporation, a Delaware corporation, Chart Studio (Proprietary) Limited, a company formed under the laws of the Republic of South Africa, and Ashley C. Andersen.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TRUDY CORPORATION

Date: June 8, 2001                          By /s/ WILLIAM W. BURNHAM
                                               --------------------------------
                                                   William W. Burnham, Chairman
                                                    and Chief Executive Officer

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